                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5385

                           SCUDDER VALUE SERIES, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       05/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder-Dreman Small Cap Value Fund

Semiannual Report to Shareholders

May 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustments for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I, Class R, and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class A, B, C and R and the 3-year, 5-year and Life of Class periods shown for Class I, reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception on September 11, 1995 and for Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of the Scudder-Dreman Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any differences in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/05
Scudder-Dreman Small Cap Value Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	.57%	17.46%	11.97%	14.03%	10.98%
Class B	.14%	16.53%	11.04%	13.09%	10.06%
Class C	.17%	16.61%	11.15%	13.20%	10.17%
Class R	.44%	16.99%	11.59%	13.59%	10.51%
Russell 2000 Index+	-2.10%	9.82%	9.52%	6.68%	10.04%
Russell 2000 Value Index++	-1.07%	15.11%	11.68%	15.78%	13.78%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns as of 5/31/05
Scudder-Dreman Small Cap Value Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class*
Class I	.73%	18.01%	12.49%	14.67%	11.00%
Russell 2000 Index+	-2.10%	9.82%	9.52%	6.68%	9.37%
Russell 2000 Value Index++	-1.07%	15.11%	11.68%	15.78%	13.55%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Class I commenced operations on November 1, 1995. Index returns begin October 31, 1995.

Average Annual Total Returns as of 5/31/05
Scudder-Dreman Small Cap Value Fund	6-Month*	1-Year	Life of Class**
Institutional Class	.75%	17.95%	20.11%
Russell 2000 Index+	-2.10%	9.82%	19.51%
Russell 2000 Value Index++	-1.07%	15.11%	20.77%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

** Institutional Class commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Class R	Institutional Class
Net Asset Value: 5/31/05	$ 31.88	$ 29.76	$ 30.05	$ 33.34	$ 31.95	$ 32.06
11/30/04	$ 31.98	$ 30.01	$ 30.28	$ 33.38	$ 32.09	$ 32.10
Distribution Information: Six Months: Capital Gains Distributions as of 5/31/05	$ .29	$ .29	$ .29	$ .29	$ .29	$ .29
Class A Lipper Rankings — Small-Cap Core Funds Category as of 5/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	72	of	597	13
3-Year	91	of	475	20
5-Year	58	of	327	18
10-Year	59	of	101	58

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder-Dreman Small Cap Value Fund — Class A [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/05
Scudder-Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,071	$13,232	$18,173	$26,721
	Average annual total return	10.71%	9.78%	12.69%	10.33%
Class B	Growth of $10,000	$11,353	$13,493	$18,398	$26,079
	Average annual total return	13.53%	10.50%	12.97%	10.06%
Class C	Growth of $10,000	$11,661	$13,731	$18,585	$26,332
	Average annual total return	16.61%	11.15%	13.20%	10.17%
Class R	Growth of $10,000	$11,699	$13,896	$18,907	$27,155
	Average annual total return	16.99%	11.59%	13.59%	10.51%
Russell 2000 Index+	Growth of $10,000	$10,982	$13,138	$13,815	$26,043
	Average annual total return	9.82%	9.52%	6.68%	10.04%
Russell 2000 Value Index++	Growth of $10,000	$11,511	$13,929	$20,805	$36,359
	Average annual total return	15.11%	11.68%	15.78%	13.78%

The growth of $10,000 is cumulative.

Comparative Results as of 5/31/05
Scudder-Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Class I	Growth of $10,000	$11,801	$14,236	$19,830	$27,167
	Average annual total return	18.01%	12.49%	14.67%	11.00%
Russell 2000 Index+	Growth of $10,000	$10,982	$13,138	$13,815	$23,588
	Average annual total return	9.82%	9.52%	6.68%	9.37%
Russell 2000 Value Index++	Growth of $10,000	$11,511	$13,929	$20,805	$33,807
	Average annual total return	15.11%	11.68%	15.78%	13.55%

The growth of $10,000 is cumulative.

Scudder-Dreman Small Cap Value Fund		1-Year	Life of Class**
Institutional Class	Growth of $1,000,000	$1,179,500	$1,664,900
	Average annual total return	17.95%	20.11%
Russell 2000 Index+	Growth of $1,000,000	$1,098,200	$1,632,400
	Average annual total return	9.82%	19.51%
Russell 2000 Value Index++	Growth of $1,000,000	$1,151,100	$1,680,500
	Average annual total return	15.11%	20.77%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Class I commenced operations on November 1, 1995. Index returns begin October 31, 1995.

** Institutional Class commenced operations on August 19, 2002. Index returns begin August 31, 2002.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

++ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class I	Class R	Class S**	Institutional Class
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,005.70	$ 1,001.40	$ 1,001.70	$ 1,007.30	$ 1,004.40	$ 972.90	$ 1,007.50
Expenses Paid per $1,000*	$ 6.25	$ 10.63	$ 10.03	$ 4.75	$ 7.55	$ 2.36	$ 4.60
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class I	Class R	Class S**	Institutional Class
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,018.70	$ 1,014.31	$ 1,014.91	$ 1,020.19	$ 1,017.40	$ 1,010.21	$ 1,020.34
Expenses Paid per $1,000*	$ 6.29	$ 10.70	$ 10.10	$ 4.78	$ 7.59	$ 2.41	$ 4.63

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class I	Class R	Class S**	Institutional Class
Scudder-Dreman Small Cap Value Fund	1.25%	2.13%	2.01%	.95%	1.51%	.95%	.92%

** For the period February 28, 2005 (commencement of operations) to May 31, 2005.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Lead Portfolio Managers David N. Dreman and Nelson Woodard discuss the economy, the market environment and the performance of Scudder-Dreman Small Cap Value Fund during the six-month period ended May 31, 2005.

Q:  How would you describe the economic and market environment over the last six months?

A:  The US stock market had modestly positive returns for the six-month period, but with considerable volatility, as investors responded to economic news that was somewhat confusing. For the six-month period, the broad market, as measured by the S&P 500 Index, had a return of 2.42%.1 Small-cap stocks, as measured by the Russell 2000 Index, lagged the large-cap market, after several years of higher returns than large-cap stocks.2 The underperformance of small-cap stocks relative to the market as a whole may reflect the greater sensitivity of smaller companies to economic trends and interest rates. Among small-cap stocks, as in the broader market, value stocks performed better than growth stocks: The return of the Russell 2000 Value Index was -1.07%, compared with -3.25% for the Russell 2000 Growth Index.3

1 The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, an index that measures the performance of the 3,000 largest US companies based on total market capitalization.

3 The Russell 2000 Value Index is an unmanaged index that consists of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index is an unmanaged index that consists of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The market rallied at the end of 2004, as oil prices fell slightly and there was increasing evidence of ongoing economic growth. In the early months of 2005, however, economic trends appeared less encouraging. Concern mounted about whether rising energy prices would spark more-generalized inflation, with its negative effects on consumer spending and business investment. These factors created considerable uncertainty about future trends in economic growth and corporate earnings, pushing the market lower in March and April. The market rallied again in May, responding to record corporate profits, improving consumer sentiment and an upward revision in reported economic growth for the first quarter of 2005.

Perhaps the most puzzling aspect of the current economic environment is interest rates and their relationship to inflation. Expressing concern about inflation, the Federal Reserve has been raising short-term rates steadily since June 2004, but long-term rates, as measured by the yield on 10-year US Treasury notes, are lower than they were a year ago. What this tells us is that the bond market believes that economic growth will slow before inflation becomes a serious issue. Conventional measures of inflation, such as the consumer price index and the producer price index, continue to indicate that inflation is modest.4 However, surveys show that manufacturers are raising prices in response to higher costs not just for oil but also for basic materials such as copper and steel. So, it may be some time before we have a clear picture of trends in growth and inflation.

4 The consumer price index is a monthly calculation of changes in the prices paid by urban consumers for a representative basket of goods and services. The producer price index measures the average change over time in the selling prices received by domestic producers for their output. Both indices are issued by the Bureau of Labor Statistics of the US Department of Labor.

Q:  How did the fund perform during this period?

A:  For the six months ended May 31, 2005, Scudder-Dreman Small Cap Value Fund outperformed its peer group and its benchmarks. The return of Scudder-Dreman Small Cap Value Fund (Class A shares) was 0.57%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) The return of the Russell 2000 Index was -2.10%, and the return of the Russell 2000 Value Index over this period was -1.07%. The Lipper peer group of Small Cap Value Funds had an average return of 0.15%.

Q:  What strategies or holdings contributed most to performance?

A:  The most significant positive factor was an overweight in energy stocks, which performed strongly. Our holdings are concentrated in companies involved in oil and gas exploration and production, which enjoyed the short-term benefit of rising oil prices and also stand to profit from increasing worldwide demand for oil and gas. Companies in this group that performed especially well were ATP Oil & Gas Corp., Energy Partners Ltd. and Vintage Petroleum, Inc., which we sold after it met our price target. We have recently shifted our focus to companies that provide energy equipment and services, for which we believe there will be increasing demand. Holdings in this category include providers of equipment for land drilling, such as Patterson-UTI Energy, Inc., as well as offshore marine services companies such as GulfMark Offshore Inc. and Hornbeck Offshore Services, Inc., that provide transport for offshore rigs.

The fund's performance also benefited from a significant overweight relative to our small-cap benchmark in industrials, which stand to gain from increased business investment. Within industrials, our emphasis is on energy infrastructure, water infrastructure, and aerospace and defense. A stock in this group that has performed well is Watts Water Technologies, Inc., which makes a variety of flow-control devices. In energy infrastructure, companies such as EMCOR Group, Inc., and General Cable Corp. are benefiting from increasing energy demand. In aerospace and defense, the stock of Precision Castparts Corp. rose in response to record earnings resulting from vigorous growth in the company's aerospace and power-generation markets. Precision is a leading manufacturer of large, complex metal castings and forged components used in jet aircraft engines and industrial gas turbines. Also in the industrials group, the stock of Oshkosh Truck Corp. was up strongly after the company announced better-than-expected sales and earnings. Oshkosh is a leading manufacturer of specialty commercial, fire and emergency, and military trucks and truck bodies. An underperforming holding in the industrials group was AGCO Corp., a manufacturer of agricultural equipment; the company's stock was down on disappointing earnings results.

Q:  Other than energy and industrials, how did other industry groups affect performance?

A:  A significant underweight in financials was positive for performance; we adopted this stance in anticipation that rising interest rates would hurt small-cap banks and thrifts. A large holding in this group that was down was Novastar Financial, Inc., a real estate investment trust that invests in subprime mortgages. This stock performed well last fall but has come under pressure as the flattening yield curve put pressure on margins.5

5 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

We have essentially maintained a market weight in utilities, which have rebounded significantly from the sell-off that came in the wake of the Enron debacle. Among our utility holdings that have done well are CMS Energy Corp., Sierra Pacific Resources and ONEOK, Inc. The fund also holds Ormat Technologies, Inc., a small utility focused on geothermal power, which we believe has great potential for the future because it is a renewable resource.

We have been underweight in technology, but our technology holdings have performed reasonably well. An exception was Scansource, Inc., a leading producer of scanners for retail stores, which experienced soft end-market demand.

Our health care position was modestly negative, as holdings such as Par Pharmaceutical Cos., Inc., and Perrigo Co., both producers of generic pharmaceuticals, were down on weak earnings reports. One positive in health care was the February announcement that Accredo Health, Inc., a provider of specialty retail-pharmacy services, has agreed to be acquired by Medco Health Solutions, Inc., a leading pharmacy benefit manager; the merger is expected to be completed in the next few months.

Q:  Do you have other comments for shareholders?

A:  The small-cap market can be quite volatile, and this is especially true as of late, when there is so much uncertainty about interest rates, inflation and the direction of the economy. Small-cap stocks often drop sharply on any earnings disappointment or other negative news that may have little importance in the long term. Based on our contrarian investment philosophy, we welcome opportunities such as this, when stocks of good companies with solid growth prospects can be bought at prices below what we see as their intrinsic value. We look for small-cap companies with positive earnings momentum, positive cash flow and pristine balance sheets.

As always, we thank our shareholders for their continued support and interest. We believe that our time-tested contrarian approach, with a focus on companies with solid earnings-growth prospects and below-market price-earnings ratios, can help our shareholders achieve their long-term investment goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2005

Asset Allocation	5/31/05	11/30/04

Equity Securities	93%	93%
Corporate Bonds	1%	1%
Closed End Investment Companies	1%	1%
Exchange Traded Fund	—	1%
Cash Equivalents	5%	4%
	100%	100%
Sector Diversification (As a % of Common Stock)	5/31/05	11/30/04

Industrials	25%	20%
Financials	21%	28%
Health Care	10%	10%
Energy	10%	13%
Materials	8%	7%
Utilities	8%	8%
Information Technology	8%	4%
Consumer Staples	5%	4%
Consumer Discretionary	5%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2005 (16.4% of Net Assets)
1. Novastar Financial, Inc. (REIT) Operator of a real estate investment trust	3.3%
2. Southern Union Co. Explorer of natural gas and electricity	1.9%
3. KKR Financial Corp. (REIT) Providing financing primarily to companies that are privately owned	1.8%
4. General Cable Corp. Manufacturer of copper wire and cable products for communications and electrical markets	1.7%
5. URS Corp. Provider of infrastructure projects involving transportation, pollution control and hazardous waste	1.3%
6. Newcastle Investment Corp. (REIT) Operator of a real estate investment trust company	1.3%
7. Charles River Laboratories International, Inc. Provider of research tools and services for drug discovery	1.3%
8. Chiquita Brands International, Inc. Distributor of fresh fruits and vegetables and processed foods	1.3%
9. Patterson-UTI Energy, Inc. Provides land-based drilling services to major and independent oil and natural gas companies	1.3%
10. Selective Insurance Group, Inc. Provider of regional property and casulty insurance	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 93.9%
Consumer Discretionary 4.2%
Hotels Restaurants & Leisure 1.4%
Alliance Gaming Corp.*	570,500	7,410,795
CBRL Group, Inc.	94,500	3,848,040
Centerplate, Inc.	34,300	425,320
		11,684,155
Leisure Equipment & Products 0.7%
Lakes Entertainment, Inc.*	452,500	5,624,575
Specialty Retail 0.5%
Mettler-Toledo International, Inc.*	91,400	4,478,600
Textiles, Apparel & Luxury Goods 1.6%
DHB Industries, Inc.*	336,600	2,645,676
Phillips-Van Heusen Corp.	190,464	5,902,479
Wolverine World Wide, Inc.	238,150	5,472,687
		14,020,842
Consumer Staples 4.6%
Food & Staples Retailing 0.7%
B&G Foods, Inc.	423,800	6,153,576
Food Products 2.4%
Chiquita Brands International, Inc.	374,000	10,875,920
Ralcorp Holdings, Inc.	256,300	9,775,282
		20,651,202
Personal Products 0.7%
Helen of Troy Ltd.*	253,000	5,844,300
Tobacco 0.8%
Universal Corp.	73,500	3,263,400
Vector Group Ltd.	201,305	3,452,381
		6,715,781
Energy 9.3%
Energy Equipment & Services 5.2%
Atwood Oceanics, Inc.*	40,800	2,337,432
Grant Prideco, Inc.*	346,100	8,313,322
Grey Wolf, Inc.*	679,000	4,461,030
Lone Star Technologies, Inc.*	79,100	3,278,695
Matrix Service Co.*	233,400	963,942
Offshore Logistics, Inc.*	33,100	1,036,692
Oil States International, Inc.*	205,200	4,752,432
Patterson-UTI Energy, Inc.	404,700	10,720,503
Superior Energy Services, Inc.*	237,700	3,720,005
Universal Compression Holdings, Inc.*	148,600	5,082,120
		44,666,173
Oil, Gas & Consumable Fuels 4.1%
ATP Oil & Gas Corp.*	132,200	2,788,098
Carrizo Oil & Gas, Inc.*	144,700	2,182,076
Compton Petroleum Corp.*	416,300	3,562,032
Denbury Resources, Inc.*	129,600	4,144,608
Energy Partners Ltd.*	58,100	1,327,585
Global Industries, Inc.*	552,500	4,723,875
Petrohawk Energy Corp.*	561,700	4,909,258
PetroQuest Energy, Inc.*	534,000	3,001,080
Pioneer Drilling Co.*	564,100	7,891,759
		34,530,371
Financials 20.0%
Banks 4.2%
Centennial Bank Holdings, Inc.*	600,000	6,480,000
Center Financial Corp.	156,000	3,333,720
Commercial Capital Bancorp., Inc.	115,200	1,952,640
IndyMac Bancorp., Inc.	104,500	4,300,175
International Bancshares Corp.	82,800	2,983,284
NewAlliance Bancshares, Inc.	387,300	5,340,867
PFF Bancorp., Inc.	140,400	4,077,216
Provident Bankshares Corp.	98,100	3,103,884
R & G Financial Corp. "B"	120,700	1,740,494
Sterling Financial Corp.*	81,605	2,884,737
		36,197,017
Diversified Financial Services 1.2%
CMET Finance Holdings, Inc.*	10,800	918,000
Peoples Choice Financial Corp.*	370,100	3,701,000
Prospect Energy Corp. (c)	397,809	5,270,969
		9,889,969
Insurance 5.0%
Endurance Specialty Holdings Ltd.	157,900	5,755,455
KMG America Corp.*	311,700	2,817,768
Meadowbrook Insurance Group, Inc.*	858,800	4,422,820
ProCentury Corp.	514,100	5,243,820
Selective Insurance Group, Inc.	213,200	10,261,316
Specialty Underwriters' Alliance, Inc.*	607,200	4,790,808
Tower Group, Inc.	388,500	4,557,105
Triad Guaranty, Inc.*	85,400	4,628,680
		42,477,772
Real Estate 9.6%
Aames Investment Corp. (REIT)	253,900	2,343,497
Capital Lease Funding, Inc. (REIT)	276,000	3,044,280
ECC Capital Corp. (REIT)	152,900	918,929
Feldman Mall Properties, Inc. (REIT)	346,900	4,388,285
Fieldstone Investment Corp. (REIT)	494,800	6,610,528
KKR Financial Corp. (REIT) 144A*	1,517,400	15,553,350
New Century Financial Corp. (REIT)	18,900	962,955
Newcastle Investment Corp. (REIT)	358,359	11,015,956
Novastar Financial, Inc. (REIT) (c)	757,200	27,864,960
Thomas Properties Group, Inc. (REIT)	365,700	4,373,772
Vintage Wine Trust, Inc., (REIT) 144A*	469,300	4,693,000
		81,769,512
Health Care 9.4%
Biotechnology 2.2%
Charles River Laboratories International, Inc.*	228,700	10,998,183
Serologicals Corp.*	341,500	7,338,835
		18,337,018
Health Care Equipment & Supplies 1.3%
Millipore Corp.*	101,500	5,226,235
PerkinElmer, Inc.	110,700	2,117,691
Zoll Medical Corp.*	148,100	3,515,894
		10,859,820
Health Care Providers & Services 4.7%
Accredo Health, Inc.*	155,400	6,965,028
Allied Healthcare International, Inc.*	659,600	4,564,432
Kindred Healthcare, Inc.*	65,300	2,519,274
LabOne, Inc.*	115,700	4,459,078
LifePoint Hospitals, Inc.*	86,139	3,874,532
Odyssey Healthcare, Inc.*	396,600	5,258,916
Pediatrix Medical Group, Inc.*	79,200	5,831,496
Triad Hospitals, Inc.*	137,100	6,953,712
		40,426,468
Pharmaceuticals 1.2%
Par Pharmaceutical Companies, Inc.*	243,100	7,779,200
Perrigo Co.	179,800	2,794,092
		10,573,292
Industrials 23.9%
Aerospace & Defense 5.8%
Applied Signal Technology, Inc.	243,600	4,263,000
ARGON ST, Inc.*	62,300	2,138,759
CAE, Inc.	886,200	4,156,278
Curtiss-Wright Corp.	88,000	4,811,840
DRS Technologies, Inc.*	132,400	6,233,392
GenCorp, Inc.*	342,500	6,473,250
Herley Industries, Inc.*	228,300	3,997,533
Precision Castparts Corp.	97,100	7,547,583
Triumph Group, Inc.*	113,800	4,037,624
United Defense Industries, Inc.	80,500	5,998,055
		49,657,314
Building Products 1.3%
Levitt Corp. "A"	260,000	7,488,000
NCI Building Systems, Inc.*	91,700	3,167,318
		10,655,318
Commercial Services & Supplies 2.2%
Consolidated Graphics, Inc.*	90,200	3,818,166
Duratek, Inc.*	327,100	7,173,303
Nobel Learning Communities, Inc.*	160,000	1,400,000
WCA Waste Corp.* (c)	749,600	6,663,944
		19,055,413
Construction & Engineering 4.6%
Dycom Industries, Inc.*	124,700	2,449,108
EMCOR Group, Inc.*	125,200	5,947,000
Foster Wheeler Ltd.*	449,500	6,652,600
Infrasource Services, Inc.*	488,900	5,377,900
URS Corp.*	338,300	11,444,689
Washington Group International, Inc.*	152,400	7,316,724
		39,188,021
Electrical Equipment 2.2%
General Cable Corp.*	1,003,300	14,056,233
Genlyte Group, Inc.*	102,600	4,571,856
		18,628,089
Machinery 3.9%
AGCO Corp.*	263,000	4,828,680
Briggs & Stratton Corp.	80,800	2,735,888
Harsco Corp.	117,400	6,812,722
Oshkosh Truck Corp.	71,500	5,701,410
Terex Corp.*	40,600	1,597,033
Valmont Industries	172,200	4,124,190
Watts Water Technologies, Inc. "A"	204,200	7,112,286
		32,912,209
Marine 0.8%
GulfMark Offshore, Inc.*	133,800	3,353,028
Hornbeck Offshore Services, Inc.*	153,100	3,773,915
		7,126,943
Road & Rail 2.4%
Genesee & Wyoming, Inc.*	187,000	5,224,780
Laidlaw International, Inc.*	299,500	6,660,880
RailAmerica, Inc.*	220,000	2,567,400
Swift Transportation Co., Inc.*	222,200	5,455,010
		19,908,070
Trading Companies & Distributors 0.7%
Aviall, Inc.*	27,300	840,294
WESCO International, Inc.*	163,400	4,771,280
		5,611,574
Information Technology 7.0%
Computers & Peripherals 1.7%
Applied Films Corp.*	178,600	4,804,340
CyberGuard Corp.*	403,100	2,587,902
Komag, Inc.*	260,400	7,512,540
		14,904,782
Electronic Equipment & Instruments 2.7%
Aeroflex, Inc.*	608,000	4,864,000
Plexus Corp.*	387,600	5,329,500
Scansource, Inc.*	150,800	7,402,772
Vishay Intertechnology, Inc.*	426,500	5,501,850
		23,098,122
IT Consulting & Services 1.0%
CACI International, Inc. "A"*	77,300	4,982,758
Covansys Corp.*	305,300	3,739,925
		8,722,683
Semiconductors & Semiconductor Equipment 0.9%
MEMC Electronic Materials, Inc.*	210,300	2,881,110
MKS Instruments, Inc.*	141,700	2,366,390
Ultratech, Inc.*	125,100	2,193,003
		7,440,503
Software 0.7%
Sonic Solutions*	368,400	5,629,152
Materials 7.7%
Chemicals 1.9%
Agrium, Inc.	218,600	4,129,354
Georgia Gulf Corp.	102,800	3,266,984
NOVA Chemicals Corp.	77,000	2,457,070
Sensient Technologies Corp.	297,100	6,045,985
		15,899,393
Construction Materials 1.6%
Ameron International Corp.	25,400	838,200
Florida Rock Industries, Inc.	123,855	8,106,310
Headwaters, Inc.*	139,600	4,617,968
		13,562,478
Metals & Mining 4.2%
Aleris International, Inc.*	312,100	7,434,222
Century Aluminum Co.*	116,200	2,604,042
Cleveland-Cliffs, Inc.	7,500	439,725
Goldcorp, Inc.	387,275	5,263,067
Metal Management, Inc.	126,500	2,323,805
Northwest Pipe Co.*	183,600	4,068,576
NS Group, Inc.*	147,000	4,236,540
Pan American Silver Corp.*	320,600	4,581,374
Steel Technologies, Inc.	57,600	1,152,000
Uranium Resources, Inc.*	1,943,300	913,351
Worthington Industries, Inc.	192,900	3,233,004
		36,249,706
Telecommunication Services 0.3%
Diversified Telecommunication Services
Alaska Communications Systems Group, Inc.	216,600	2,051,202
Utilities 7.4%
Electric Utilities 1.8%
Allegheny Energy, Inc.*	279,100	6,748,638
Sierra Pacific Resources*	329,200	3,933,940
TECO Energy, Inc.	277,800	4,911,504
		15,594,082
Gas Utilities 2.7%
ONEOK, Inc.	220,600	6,805,510
Southern Union Co.*	657,600	16,091,472
		22,896,982
Independent Power Producers and Energy Traders 0.1%
Dynegy, Inc. "A"*	275,400	1,280,610
Multi-Utilities 2.2%
CMS Energy Corp.*	551,900	7,301,637
Ormat Technologies, Inc.	334,000	5,714,740
WPS Resources Corp.	99,200	5,468,896
		18,485,273
Multi-Utilities & Unregulated Power 0.6%
Reliant Energy, Inc.*	392,200	4,824,060
Total Common Stocks (Cost $660,034,076)		798,282,422
	Principal Amount ($)	Value ($)

Corporate Bonds 1.3%
Utilities
Mirant Corp.:
144A, 7.4%, 7/15/2004*	7,000,000	5,425,000
144A, 7.9%, 7/15/2009*	6,985,000	5,448,300
Total Corporate Bonds (Cost $8,692,475)		10,873,300
	Shares	Value ($)

Closed End Investment Companies 0.8%
NGP Capital Resources Co.	52,800	807,312
Tortoise Energy Infrastructure Corp.	219,242	6,211,126
Total Closed End Investment Companies (Cost $6,300,654)		7,018,438

Cash Equivalents 5.0%
Scudder Cash Management QP Trust, 3.04% (b)(Cost $42,680,728)	42,680,728	42,680,728
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $717,707,933) (a)	101.0	858,854,888
Other Assets and Liabilities, Net	(1.0)	(8,527,709)
Net Assets	100.0	850,327,179

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default.

Security	Coupon (%)	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Mirant Corp.:	7.4	7/15/2004	7,000,000	USD	4,573,750	5,425,000
	7.9	7/15/2009	6,985,000	USD	4,118,725	5,448,300
					8,692,475	10,873,300

(a) The cost for federal income tax purposes was $717,816,305. At May 31, 2005, net unrealized appreciation for all securities based on tax cost was $141,038,583. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $161,558,490 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,519,907.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Affiliated issuer (see Notes to Financial Statements)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2005 (Unaudited)
Assets
Investments in securities, at value: Unaffiliated issuers (cost $633,570,920)	$ 776,374,287
Affiliated issuers (cost $41,456,285)	39,799,873
Investment in Scudder Cash Management QP Trust (cost $42,680,728)	42,680,728
Total investments in securities, at value (cost $717,707,933)	858,854,888
Cash	251,396
Receivable for investments sold	5,280,525
Dividends receivable	393,375
Interest receivable	109,864
Receivable for Fund shares sold	2,843,895
Other assets	110,310
Total assets	867,844,253
Liabilities
Payable for investments purchased	14,274,124
Payable for Fund shares redeemed	1,911,971
Accrued management fee	498,967
Other accrued expenses and payables	832,012
Total liabilities	17,517,074
Net assets, at value	$ 850,327,179
Net Assets
Net assets consist of: Undistributed net investment income	1,331,195
Net unrealized appreciation (depreciation) on investments	141,146,955
Accumulated net realized gain (loss)	69,526,857
Paid-in capital	638,322,172
Net assets, at value	$ 850,327,179

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($585,230,903 ÷ 18,357,247 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 31.88
Maximum offering price per share (100 ÷ 94.25 of $31.88)	$ 33.82

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($109,440,647 ÷ 3,677,641 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)

$ 29.76

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($121,517,275 ÷ 4,044,027 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)

$ 30.05
Class I Net Asset Value, offering and redemption price(a) per share ($1,031,942 ÷ 30,955 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 33.34
Class R Net Asset Value, offering and redemption price(a) per share ($2,149,447 ÷ 67,281 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 31.95
Class S Net Asset Value, offering and redemption price(a) per share ($950,191 ÷ 29,782 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 31.90
Institutional Class Net Asset Value, offering and redemption price(a) per share ($30,006,774 ÷ 936,014 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 32.06

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2005 (Unaudited)
Investment Income
Dividends — Unaffiliated issuers (net of foreign taxes withheld of $18,553)	$ 4,918,929
Dividends — Affiliated issuers	2,317,967
Interest — Scudder Cash Management QP Trust	321,876
Total Income	7,558,772
Expenses: Management fee	3,099,822
Services to shareholders	1,176,807
Distribution service fees	1,791,752
Custodian fees	15,292
Auditing	24,460
Legal	12,723
Directors' fees and expenses	12,327
Reports to shareholders	65,379
Registration fees	18,735
Other	13,251
Total expenses, before expense reductions	6,230,548
Expense reductions	(6,512)
Total expenses, after expense reductions	6,224,036
Net investment income (loss)	1,334,736
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments — Unaffiliated issuers	70,536,096
Investments — Affiliated issuers	267,788
Foreign currency related transactions	(164)
70,803,720
Net unrealized appreciation (depreciation) during the period on investments	(69,131,590)
Net gain (loss) on investment transactions	1,672,130
Net increase (decrease) in net assets resulting from operations	$ 3,006,866

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2005 (Unaudited)	Year Ended November 30, 2004
Operations: Net investment income (loss)	$ 1,334,736	$ 596,642
Net realized gain (loss) on investment transactions	70,803,720	75,192,221
Net unrealized appreciation (depreciation) during the period on investment transactions	(69,131,590)	85,851,849
Net increase (decrease) in net assets resulting from operations	3,006,866	161,640,712
Distributions to shareholders from: Net investment income: Class A	—	(2,321,991)
Class I	—	(25,798)
Class R	—	(3)
Institutional Class	—	(20,086)
Net realized gains: Class A	(5,302,104)	—
Class B	(1,087,037)	—
Class C	(1,118,263)	—
Class I	(8,728)	—
Class R	(10,326)	—
Class S	(1,852)	—
Institutional Class	(233,928)	—
Fund share transactions: Proceeds from shares sold	195,916,295	327,088,476
Reinvestment of distributions	6,557,279	2,107,912
Cost of shares redeemed	(174,625,131)	(219,340,840)
Redemption fees	64,066	—
Net increase (decrease) in net assets from Fund share transactions	27,912,509	109,855,548
Increase (decrease) in net assets	23,157,137	269,128,382
Net assets at beginning of period	827,170,042	558,041,660
Net assets at end of period (including undistributed net investment income and distributions in excess of $1,331,195 and $3,541, respectively)	$ 850,327,179	$ 827,170,042

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 31.98	$ 25.27	$ 18.46	$ 19.69	$ 16.49	$ 17.75
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.09	.17	.12	.00***	(.10)
Net realized and unrealized gain (loss) on investment transactions	.11	6.79	6.73	(1.35)	3.20	(1.16)
Total from investment operations	.19	6.88	6.90	(1.23)	3.20	(1.26)
Less distributions from: Net investment income	—	(.17)	(.09)	—	—	—
Net realized gains on investment transactions	(.29)	—	—	—	—	—
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 31.88	$ 31.98	$ 25.27	$ 18.46	$ 19.69	$ 16.49
Total Return (%)[c]	.57**	27.37	37.49	(6.25)	19.41	(7.10)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	585	579	351	222	177	156
Ratio of expenses before expense reductions (%)	1.25*	1.29	1.43	1.44	1.54	1.67[d]
Ratio of expenses after expense reductions (%)	1.25*	1.29	1.43	1.44	1.49[e]	1.66[d]
Ratio of net investment income (loss) (%)	.53*	.35	.91	.65	.00	(.58)
Portfolio turnover rate (%)	81*	64	67	89	73	19

[a] For the six months ended May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.62% and 1.61%, respectively.

[e] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended November 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 30.01	$ 23.76	$ 17.41	$ 18.72	$ 15.80	$ 17.15
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.12)	.03	(.02)	(.13)	(.24)
Net realized and unrealized gain (loss) on investment transactions	.08	6.37	6.32	(1.29)	3.05	(1.11)
Total from investment operations	.04	6.25	6.35	(1.31)	2.92	(1.35)
Less distributions from: Net realized gains on investment transactions	(.29)	—	—	—	—	—
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 29.76	$ 30.01	$ 23.76	$ 17.41	$ 18.72	$ 15.80
Total Return (%)[c]	.14**	26.30	36.47	(7.00)	18.48	(7.87)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	109	125	133	147	160	144
Ratio of expenses before expense reductions (%)	2.13*	2.16	2.27	2.25	2.34	2.49[d]
Ratio of expenses after expense reductions (%)	2.13*	2.16	2.27	2.25	2.27[e]	2.48[d]
Ratio of net investment income (loss) (%)	(.35)*	(.52)	.07	(.16)	(.78)	(1.40)
Portfolio turnover rate (%)	81*	64	67	89	73	19

[a] For the six months ended May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.43% and 2.42%, respectively.

[e] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended November 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 30.28	$ 23.94	$ 17.54	$ 18.85	$ 15.91	$ 17.24
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.09)	.04	(.01)	(.14)	(.21)
Net realized and unrealized gain (loss) on investment transactions	.08	6.43	6.36	(1.30)	3.08	(1.12)
Total from investment operations	.06	6.34	6.40	(1.31)	2.94	(1.33)
Less distributions from: Net realized gains on investment transactions	(.29)	—	—	—	—	—
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 30.05	$ 30.28	$ 23.94	$ 17.54	$ 18.85	$ 15.91
Total Return (%)[c]	.17**	26.48	36.49	(6.95)	18.48	(7.71)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	122	106	71	49	32	29
Ratio of expenses before expense reductions (%)	2.01*	2.04	2.21	2.23	2.36	2.32[d]
Ratio of expenses after expense reductions (%)	2.01*	2.04	2.21	2.23	2.28[e]	2.31[d]
Ratio of net investment income (loss) (%)	(.23)*	(.40)	.13	(.14)	(.79)	(1.23)
Portfolio turnover rate (%)	81*	64	67	89	73	19

[a] For the six months ended May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.26% and 2.25%, respectively.

[e] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class I
Years Ended November 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 33.38	$ 26.39	$ 19.30	$ 20.45	$ 17.02	$ 18.19
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.19	.29	.24	.10	.03
Net realized and unrealized gain (loss) on investment transactions	.13	7.09	7.01	(1.39)	3.33	(1.20)
Total from investment operations	.25	7.28	7.30	(1.15)	3.43	(1.17)
Less distributions from: Net investment income	—	(.29)	(.21)	—	—	—
Net realized gains on investment transactions	(.29)	—	—	—	—	—
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 33.34	$ 33.38	$ 26.39	$ 19.30	$ 20.45	$ 17.02
Total Return (%)	.73**	27.87	38.24	(5.62)	20.15	(6.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	2	6	5	3
Ratio of expenses before expense reductions (%)	.95*	.91	.87	.84	.90	.92[c]
Ratio of expenses after expense reductions (%)	.95*	.91	.87	.84	.88[d]	.91[c]
Ratio of net investment income (loss) (%)	.83*	.73	1.47	1.25	.62	.18
Portfolio turnover rate (%)	81*	64	67	89	73	19

[a] For the six months ended May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .88%, respectively.

[d] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R
Years Ended November 30,	2005[a]	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 32.09	$ 25.26	$ 22.96
Income (loss) from investment operations: Net investment income (loss)[c]	.04	(.06)	.04
Net realized and unrealized gain (loss) on investment transactions	.11	6.90	2.26
Total from investment operations	.15	6.84	2.30
Less distributions from: Net investment income	—	(.01)	—
Net realized gains on investment transactions	(.29)	—	—
Redemption fees	.00***	—	—
Net asset value, end of period	$ 31.95	$ 32.09	$ 25.26
Total Return (%)	.44**	27.07	10.02**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.737		.013
Ratio of expenses (%)	1.51*	1.79	1.35*
Ratio of net investment income (loss) (%)	.27*	(.15)	.90*
Portfolio turnover rate (%)	81*	64	67

[a] For the six months ended May 31, 2005 (Unaudited).

[b] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 33.09
Income (loss) from investment operations: Net investment income (loss)[b]	.10
Net realized and unrealized gain (loss) on investment transactions	(1.00)
Total from investment operations	(.90)
Less distributions from: Net realized gains on investment transactions	(.29)
Redemption fees	.00***
Net asset value, end of period	$ 31.90
Total Return (%)	(2.71)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses (%)	.95*
Ratio of net investment income (loss) (%)	1.29*
Portfolio turnover rate (%)	81*

[a] For the period from February 28, 2005 (commencement of operations of Class S shares) to May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended November 30,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 32.10	$ 25.31	$ 18.48	$ 19.74
Income (loss) from investment operations: Net investment income (loss)[c]	.13	.20	.26	.03
Net realized and unrealized gain (loss) on investment transactions	.12	6.81	6.71	(1.29)
Total from investment operations	.25	7.01	6.97	(1.26)
Less distributions from: Net investment income	—	(.22)	(.14)	—
Net realized gains on investment transactions	(.29)	—	—	—
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 32.06	$ 32.10	$ 25.31	$ 18.48
Total Return (%)	.75**	27.91	38.07	(6.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	15.619		.001
Ratio of expenses (%)	.92*	.88	.85	1.18*
Ratio of net investment income (loss) (%)	.86*	.76	1.49	.58*
Portfolio turnover rate (%)	81*	64	67	89

[a] For the six months ended May 31, 2005 (Unaudited).

[b] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to November 30, 2002.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder-Dreman Small Cap Value Fund (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class and Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. On February 28, 2005, the Fund commenced offering Class S shares. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information for further information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $350,415,038 and $331,238,207, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, 0.72% of the next $750 million of such net assets, 0.70% of the next $1.5 billion of such net assets, 0.68% of the next $2.5 billion of such net assets, 0.65% of the next $2.5 billion of such net assets, 0.64% of the next $2.5 billion of such net assets, 0.63% of the next $2.5 billion of such net assets and 0.62% of such net assets in excess of $12.5 billion, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.73% of the Fund's average daily net assets. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund. DVM is paid by the Advisor for its services.

Effective October 1, 2003 through February 28, 2006 (Class S commencement of operations February 28, 2005 through February 28, 2006), the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50%, 1.50%, 1.00%, 1.27% and 1.17% of average daily net assets for Class A, B, C, I, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 2.00%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees and organizational and offering expenses.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class A, B, C, I, R and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), also an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended May 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2005
Class A	$ 603,730	$ 298,935
Class B	187,956	101,337
Class C	112,678	58,180
Class I	758	597
Class R	1,305	1,305
Class S	150	150
Institutional Class	11,166	5,508
	$ 917,743	$ 466,012

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class R shares and of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended May 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2005
Class B	$ 438,233	$ 71,365
Class C	433,979	74,204
Class R	1,548	433
	$ 873,760	$ 146,002

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2005	Annualized Effective Rate
Class A	$ 651,368	$ 84,970.22%
Class B	133,043	6,579.23%
Class C	132,146	10,364.23%
Class R	1,435	616.23%
	$ 917,992	$ 102,529

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the six months ended May 31, 2005, aggregated $74,998.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2005, the CDSC for Class B and C shares aggregated $153,445 and $7,654, respectively.. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2005, SDI received $9,522.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended May 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $14,400, of which $7,200 is unpaid at May 31, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $167 and $155, respectively.

D. Expense Reductions

For the six months ended May 31, 2005, the Advisor agreed to reimburse the Fund $4,862, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2005, the custodian fee was reduced by $1,650 for custodian credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended May 31, 2005 with companies which are or were affiliates is as follows:

Affiliate	Value at November 30,2004 ($)	Purchases Cost ($)	Sales Cost ($)	Realized Gain/Loss ($)	Dividend Income ($)	Shares at May 31, 2005	Value at May 31, 2005 ($)
Prospect Energy Corp.	5,510,280	88,332	—	—	88,337	397,809	5,270,969
Novastar Financial, Inc.	20,354,173	12,837,929	1,798,886	267,788	2,229,630	757,200	27,864,960
WCA Waste Corp.	7,299,025	406,288	—	—	—	749,600	6,663,944
	33,163,478				2,317,967		39,799,873

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2005		Year Ended November 30, 2004
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,069,801	$ 130,745,400	8,705,559	$ 245,859,278
Class B	417,099	12,507,579	1,148,357	30,186,118
Class C	1,018,252	30,826,190	1,341,961	36,402,020
Class I	8,038	271,811	12,828	373,346
Class R	47,112	1,491,506	43,151	1,245,365
Class S*	30,690	978,300	—	—
Institutional Class	585,097	19,095,509	456,807	13,022,349
		$ 195,916,295		$ 327,088,476
Shares issued to shareholders in reinvestment of distributions
Class A	144,812	$ 4,670,179	80,298	$ 2,062,028
Class B	33,285	1,003,204	—	—
Class C	27,008	821,867	—	—
Class I	259	8,728	966	25,798
Class R	308	9,968	—	—
Class S*	31	1,004	—	—
Institutional Class	1,306	42,329	782	20,086
		$ 6,557,279		$ 2,107,912
Shares redeemed
Class A	(3,967,696)	$ (127,013,188)	(4,566,621)	$ (127,792,323)
Class B	(934,806)	(27,975,986)	(2,581,658)	(67,260,266)
Class C	(491,407)	(14,775,245)	(821,495)	(21,658,549)
Class I	(23,267)	(786,287)	(57,023)	(1,680,089)
Class R	(3,111)	(98,194)	(20,674)	(590,998)
Class S*	(939)	(30,092)	—	—
Institutional Class	(120,658)	(3,946,139)	(11,794)	(358,615)
		$ (174,625,131)		$ (219,340,840)
Redemption fees		$ 64,066		$ —
Net increase (decrease)
Class A	246,917	$ 8,465,271	4,219,236	$ 120,128,983
Class B	(484,422)	(14,464,352)	(1,433,301)	(37,074,148)
Class C	553,853	16,873,147	520,466	14,743,471
Class I	(14,970)	(505,748)	(43,229)	(1,280,945)
Class R	44,309	1,403,280	22,477	654,367
Class S*	29,782	949,212	—	—
Institutional Class	465,745	15,191,699	445,795	12,683,820
		$ 27,912,509		$ 109,855,548

* For the period February 28, 2005 (commencement of operations of Class S shares) to May 31, 2005.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C, I and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSIX
CUSIP Number	81123U-303	81123U-873	81123U-865	81123U-824
Fund Number	088	288	388	545

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDSRX
CUSIP Number	81123U-782
Fund Number	1507

For shareholders of Class S

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KDSSX
Fund Number	389
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments,
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

Scudder Investments
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

September 2004

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman Small Cap Value Fund, a
                                    series of Scudder Value Series, Inc.

By:                                 /s/Julian Sluyters
                                    ------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman Small Cap Value Fund, a
                                    series of Scudder Value Series, Inc.

By:                                 /s/Julian Sluyters
                                    ------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

By:                                 /s/Paul Schubert
                                    ----------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 2, 2005